Vanguard Windsor Fund

Vanguard Windsor II Fund

Supplement to the Statement of Additional Information Dated
February 26, 2018

Effective May 18, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Windsor Fund and Vanguard Windsor II Fund (the “Funds”). The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of the Funds’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 022A 052018